Exhibit 99.1

Direct Digital Holdings Reports Filings for Full-Year 2023,
Q1 2024 and Q2 2024

Houston, October 15, 2024 /PRNewswire/ -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP"), Orange142, LLC ("Orange 142") and Huddled Masses LLC ("Huddled Masses"), today announced the Company has filed its Form 10-K for the full-year ended December 31, 2023 (the “2023 Annual Report”), as well as its Form 10-Q for the first quarter ended March 31, 2024 (the “March 2024 Quarterly Report”) and its Form 10-Q for the second quarter ended June 30, 2024 (the “June 2024 Quarterly Report”).

Upon the filing of the 2023 Annual Report, the March 2024 Quarterly Report and the June 2024 Quarterly Report with the SEC, Direct Digital Holdings believes it has evidenced compliance with Nasdaq Listing Rule 5250(c)(1). However, the Company is awaiting a formal compliance determination from the Nasdaq Stock Market staff. The Company will provide an update upon receipt of such determination.

Mark D. Walker, CEO and Co-Founder of Direct Digital Holdings, commented, “We are pleased to complete these filings, which we believe will allow us to regain compliance with Nasdaq, and put us on the path back to our regular reporting cadence. At Direct Digital Holdings, we remain excited to return to the normal execution of our industry-leading business model and company mission.”

Keith Smith, President and Co-Founder of Direct Digital Holdings, commented, “Since we last reported earnings, Direct Digital Holdings has encountered challenges due to two factors: first, the unexpected resignation of our previous auditor; and second, a series of coordinated and malicious misinformation attacks against the company, including the publication of false and defamatory articles and blog posts by a third party, which, we believe, have been comprehensively refuted. The proximity of these two events was then used to create a disparaging narrative which disrupted our business and existing capital-raising efforts, as well as creating additional audit, legal and other expenses. We have been fully engaged in addressing the issues, and I am proud of our team’s resilience during this time.”

The Company has taken several actions to address these challenges including (i) the execution on July 1, 2024 of a plan to reduce expenses through a staff reduction, a pause on hiring and cost savings measures, (ii) working with lenders to provide temporary relief from debt covenants while rebuilding sell-side volumes via debt amendments executed on October 15, 2024, (iii) engaging BDO, USA, P.C. as the Company's independent registered public accounting firm for the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2023 and (iv) filing its 2023 Annual Report, March 2024 Quarterly Report and June 2024 Quarterly Report.

Going forward, Direct Digital Holdings expects to (i) receive notification from Nasdaq that by filing the Annual and Quarterly Reports, the Company has regained compliance with respect to the delinquent SEC filings, which will allow the Company to access the capital markets as well as other financing sources, (ii) raise capital through arrangements with various providers, and (iii) continue to work with the Company’s partners to rebuild sell-side volumes.

Financial Outlook Update

Due to the aforementioned challenges, Direct Digital Holdings is unable to provide guidance for the full-year 2024 at this time.

Diana Diaz, Chief Financial Officer, stated, “As we move forward, we are committed to reestablishing a normal cadence of reporting our financial results which will provide our investors with the timely and accurate information they deserve. We remain dedicated to creating long-term value for our shareholders and will continue to provide best-in-class advertising solutions to our partners.”

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10 K (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs, including the establishment of any equity line of credit facility; our ineligibility to file short-form registration statements on Form S-3, which may impair our ability to raise capital; our failure to satisfy applicable listing standards of the Nasdaq Capital Market resulting in a potential delisting of our common stock; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The Company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions generate billions of impressions per month across display, CTV, in-app and other media channels.

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com